UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2005

GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (337 583-5000)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On  November 30, 2005, Global Industries, Ltd. (the "Company") issued a press release announcing consolidation of management roles.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.  Effective November 30, 2005, its Chief Operating Officer, J. Michael Pearson, is no longer an officer of or employed by the Company.  The Company's senior operations personnel formerly reporting to Mr. Pearson will now report directly to William J. Dore', the Company's Chief Executive Officer and Chairman of the Board of Directors.

Item 9.01        Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.     Description

99.1                 Press Release issued November 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD

Date:    November 30, 2005                            By: /s/ Russell Robicheaux
                                                                        Name: Russell Robicheaux
                                                                        Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.     Description

99.1                 Press Release issued November 30, 2005

PRESS RELEASE

For Immediate Release
            Contact: William Dore' Jr.
            Tel: 281.529.7979

GLOBAL INDUSTRIES CONSOLIDATES MANAGEMENT ROLES

CARYLSS, LOUISIANA November 30, 2005 - Global Industries, Ltd. (Nasdaq: GLBL) announced that the Company consolidated management responsibilities with William J. Dore', Chairman and Chief Executive Officer assuming the  responsibilities of Chief Operating Officer and reorganized its operating management structure in Asia and the Middle East..

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, the Mediterranean, Middle East/India, South America, and Mexico's Bay of Campeche.  The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL."

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.

For more information, contact Investor Relations, Global Industries, Ltd., 11490 Westheimer, Suite 400, Houston, Texas 77077. Tel: 281.529.7979 or http://www.globalind.com.